UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant  ☒                            Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under Rule 14a-12

DENNY’S CORPORATION
(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

DENNY’S CORPORATION

c/o Continental Proxy Services – 8th Floor

17 Battery Place, New York NY 10004 –1123

You May Vote Your Proxy When You View The

Material On The Internet. You Will Be Asked

To Follow The Prompts To Vote Your Shares.

Denny’s Corporation

203 East Main Street

Spartanburg, SC 29319

NOTICE OF ANNUAL MEETING

OF STOCKHOLDERS

to be held on

Thursday, May 22, 2014

*Stockholders are cordially invited to attend the Annual Meeting and vote in person.

Dear Stockholder,

The 2014 Annual Meeting of Stockholders of Denny’s Corporation will be held at Denny’s Corporation Corporate Offices, 203 East Main Street, Spartanburg, South Carolina, 29319, on Thursday, May 22, 2014 at 9:00 a.m., local time, for the following purposes, as described in the accompanying Proxy Statement:

(1)	to elect the eleven (11) nominees named in the attached Proxy Statement to the Board of Directors;

(2)	to ratify the selection of KPMG LLP as the independent registered public accounting firm of Denny’s Corporation and its subsidiaries for the year ending December 31, 2014;

(3)	to vote on a non-binding advisory resolution to approve the compensation paid to the Company’s named executive officers; and

(4)	to transact such other business as may properly come before the meeting.

Management recommends a vote (i) in favor of the eleven (11) nominees to the Board of Directors; (ii) in favor of the selection of KPMG LLP as the independent registered public accounting firm of Denny’s Corporation and its subsidiaries (collectively, the “Company”) for the year ending December 31, 2014; and (iii) in favor of the advisory resolution to approve the executive compensation of the Company, as described in the proxy statement.

Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card.	Vote Your Proxy on the Internet: Go to http://www.cstproxyvote.com Have your notice available when you access the above website. Follow the prompts to vote your shares.
The Proxy Materials are available for review at:	COMPANY ID: PROXY NUMBER: ACCOUNT NUMBER:
http://www.cstproxy.com/dennys/2014

*For directions to the meeting, please visit Denny’s website at www.dennys.com or call (864) 597-8000.

Denny’s Corporation

203 East Main Street,

Spartanburg, SC 29319

Important Notice Regarding the Availability Of Proxy Materials For the Stockholder Meeting to Be Held On Thursday, May 22, 2014

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you would like to receive a paper or e-mail copy of these documents, you must request one. There is no charge for such documents to be mailed to you. Please make your request for a copy as instructed below on or before May 14, 2014 to facilitate a timely delivery.

The following Proxy Materials are available to you to review at: http://www.cstproxy.com/dennys/2014

-	the Company’s Annual Report for the year ending December 25, 2013.
-	the Company’s 2014 Proxy Statement (including all attachments thereto)
-	the Proxy Card.
-	any amendments to the foregoing materials that are required to be furnished to stockholders.

ACCESSING YOUR PROXY MATERIALS ONLINE

Have this notice available when you request a paper copy of the proxy materials or to vote your proxy electronically. You must reference your company ID., proxy number and account number.

REQUESTING A PAPER COPY OF THE PROXY MATERIALS

By telephone please call 1-888-221-0690,

or

By logging on to http://www.cstproxy.com/dennys/2014

or

By email at: proxy@continentalstock.com

Please include the company name and your account number in the subject line.